MARSHALL FUNDS, INC.

Supplement to Statement of Additional Information dated October 31, 2005

Marshall International Stock Fund

Advisor Class (Class A), Investor Class (Class Y)

and Institutional Class (Class I) Shares

BPI Global Asset Management LLC (“BPI”) and Acadian Asset Management, Inc. are the sub-advisers to the Marshall International Stock Fund.

As previously announced, BPI merged with Trilogy Advisors, LLC (“Trilogy”) on May 31, 2005.  As a result of its combination with Trilogy, BPI is now doing business as Trilogy Global Advisors, LLC.

The date of this Supplement is March 14, 2006.

Please file this Supplement with your records.